UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2019

PIVOT PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

British Columbia	333-161157	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 West 6th Avenue, Vancouver, British Columbia, Canada	V6H 1A6
(Address of principal executive offices)	(Zip Code)

  Registrant’s telephone number, including area code (604) 805-7783

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On January 25, 2019, we issued 321,429 shares of common stock were issued to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933) for services rendered, relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On January 29, 2019, we dismissed Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the Company’s independent registered public accounting firm, effective as of such date.

(ii)

The reports of Sadler Gibb on our financial statements as of and for the fiscal years ended January 31, 2018 and 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our ability to continue as a going concern.

(iii)	Our Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended January 31, 2018 and 2017, and through January 29, 2019, there have been (1) no disagreements with Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sadler Gibb would have caused them to make reference thereto in connection with their report on the financial statements for such years, and (2) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K

(v)

We have requested that Sadler Gibb furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by Sadler Gibb is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(1)

On January 29, 2019, we engaged MNP, LLP as our new independent registered public accounting firm. During the two most recent fiscal years and through January 29, 2019, we had not consulted with MNP, LLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on our financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that MNP, LLP concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

16.1	Letter from Sadler Gibb & Associates, LLC to the SEC dated February 4, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIVOT PHARMACEUTICALS INC.

/s/ Patrick Frankham
Patrick Frankham
Chief Executive Officer

Date: February 4, 2019

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